UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 7, 2008

PURPLE BEVERAGE COMPANY, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52450	01-0670370
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

450 East Las Olas Blvd., Suite 830
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 462-8757
(Issuer Telephone number)

______________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Share Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Share Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Share Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

We issued a press release on January 7, 2008, in which we announced the following:

•	Our trading symbol has been changed to “PPBV” effective as of the opening of the markets on Monday, January 7, 2008.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document
99.6	Press Release dated January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

By:	/s/ Theodore farnsworth
Theodore Farnsworth
President, Chief Executive Officer, Secretary, Treasurer, and Director

Date: January 7, 2008